C.M. Life Electrum SelectSM
Issued by C.M. Life Insurance Company
C.M. Life Variable Life Separate Account I
Summary Prospectus for New Investors – December 22, 2021
This Summary Prospectus summarizes key features of the C.M. Life Electrum SelectSM Policy, a flexible premium, adjustable, variable life insurance policy (policy), issued by C.M. Life Insurance Company. In this summary prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). You should read this Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the C.M. Life Electrum Select Policy.
Before you invest, you should review the prospectus for the C.M. Life Electrum Select Policy, which contains more information about the policy, including its features, benefits, and risks. You can find the prospectus and other information about the policy online at www.MassMutual.com/Electrum-Select. You can also obtain this information at no cost by calling (800) 665-2654 or by sending an email request to BOLICOLIService@MassMutual.com.
This Summary Prospectus incorporates by reference the C.M. Life Electrum Select Policy’s prospectus and Statement of Additional Information (SAI), both dated December 22, 2021, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states this cancellation period may be longer. Upon cancellation, you will receive a full refund of the premiums you paid plus interest credited to this policy under the GPA plus or minus an amount that reflects the investment experience of the Separate Account Divisions less any withdrawals and any Policy Debt. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at investor.gov.
The Securities and Exchange Commission has not approved or disapproved this policy or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

AN3603ISP

Purchasing a Policy	12
How Your Policy Can Lapse	12
Surrendering Your Policy or Making Withdrawals: Accessing the Money in Your Policy	14
Additional Information About Fees	15
Appendix A – Funds Available Under the Policy	19
Glossary
Account Value. The value of your investment in the Separate Account Divisions and the GPA.
Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division
Administrative Office. Massachusetts Mutual Life Insurance Company, BOLICOLI Document Management Hub, 1295 State Street, PO Box 2488, Springfield, MA 01101-2488, (800) 665-2654, (Fax) (860) 562-6154, BOLICOLIService@MassMutual.com, www.MassMutual.com
Attained Age. Insured’s age on the Issue Date, plus the number of completed Policy Years.
Base Selected Face Amount. An amount used to determine the insurance coverage provided by the base policy while it is In Force.
Free Look. Your right to cancel the policy and receive a refund.
Fund(s). The investment entities in which the Separate Account Divisions invest.
General Investment Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax or website), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Policy Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Grace Period. A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.
GPA Value. The sum of your values in the GPA.
In Force. Your policy has not terminated.
Initial Base Selected Face Amount. The Base Selected Face Amount on the Policy Date. The minimum Initial Base Selected Face Amount is $25,000.
Insurance Risk. The difference between the death benefit and the Account Value.
Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.
Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.
Modified Endowment Contract (MEC). A Modified Endowment Contract (MEC) is a special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.
Monthly Calculation Date. The Policy Date and the same day of each succeeding calendar month on which monthly charges are due on the policy.
Net Premium. A premium payment received in Good Order minus the premium load charge and the Cash Surrender Value Enhancement Rider Charge, if applicable.
Paid Up Policy Date. The Policy Anniversary on or next following the Insured’s 95th Birthday.
Planned Premium. The amount selected by you to be paid periodically on the policy, which establishes the basis for the premium bills we send you.
Policy Anniversary. The anniversary of the Policy Date.
Policy Date. The day we first deduct monthly charges under the policy.
Policy Debt. All outstanding loans plus accrued interest.
Policy Debt Limit. When total Policy Debt exceeds the Account Value.
Policy Termination. An event where your policy is no longer In Force due to the Surrender Value becoming too low to support your policy’s monthly charges.
Policy Year. The twelve month period beginning with the Policy Date and each successive twelve month period thereafter.
Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.
Surrender Value. Account Value less Policy Debt.
Target Premium. A threshold for your policy premium load charge that we establish on your Issue Date.
Term Rider Selected Face Amount. An amount used to determine the amount of monthly term insurance provided by the Supplemental Monthly Term Insurance Rider while it is In Force.
Valuation Date. Any day on which the net asset value of the units of each Division of the Separate Account is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).
Variable Account Value. The sum of your values in the Separate Account Divisions.
Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the C.M. Life Electrum SelectSM Life Insurance Policy
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None.			N/A
Transaction Charges
Premium Load Charge. We deduct the premium load charge from each premium you pay. The current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium. We may increase this charge on all policies to up to 10% of each premium.
Fee Tables – Transaction Fees Charges and Deductions – Transaction Charges
Withdrawal Charge. We deduct a withdrawal charge when you withdraw a portion of your Account Value from the policy. The charge is equal to the lesser of 2% of the amount withdrawn or $25.
Transfer Charge. We may deduct a transfer charge upon each transfer after the first 12 transfers in a Contract Year. Currently, we do not deduct a transfer charge.
Substitute Insured Charge. We deduct a substitute insured charge of $75 if the policy owner elects to substitute a new Insured.
Overloan Protection Rider. We assess a one-time charge based on the Account Value and Attained Age of the Insured when the Overloan Protection Rider is exercised.
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance and cost of optional riders. Those fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications page for rates applicable to your policy.

You will also bear fees and expenses associated with the Funds you choose, as shown below.
Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (fund fees and expenses)	0.14%(1)	1.66%(1)
(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy, including loss of principal.	Principal Risks – Investment Risks Underlying Funds
Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Tax deferral is generally more beneficial to investors with a long time horizon.	Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose. Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.
Principal Risks – Investment Risks Underlying Funds
Insurance Company Risks
An investment in this policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting https://www.MassMutual.com/ratings.
General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Policy Termination
Your policy could terminate (or lapse) if the Account Value of the policy becomes too low to support the policy’s monthly charges, or if total Policy Debt exceeds the Account Value. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.
Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.
Transfers General Information About the Company the Separate Account and the Underlying Funds – The Underlying Funds – Addition, Removal, Closure or Substitution of Funds
Transfers of the policy’s Account Value are subject to the following conditions:
• Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt).
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There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any net premiums or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.

MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.
Optional Benefits
Optional benefits, such as riders, may alter the benefits or charges in your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.
Other Benefits Available Under the Policy
	TAXES		LOCATION IN PROSPECTUS
Tax Implications	•	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.	Federal Income Tax Considerations
	•	If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

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If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis, second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
Other Information – Distribution
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.
Exchanges
Some investment professionals may have a financial incentive to offer you the policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing life insurance policy.
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Overview of the Policy
What is the policy, and what is it designed to do?
The C.M. Life Electrum SelectSM policy is a variable life insurance policy that provides a death benefit. The policy is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the C.M. Life Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.
In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the three death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.
Businesses may use the policy in arrangements such as non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and non-exempt welfare benefit plans, retiree medical benefit plans and others.
Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.
How are premium payments treated under the policy?
When you apply for the policy, you select (within certain limitations) the Planned Premium amount and the payment frequency (annually or any other frequency allowed by us). The Planned Premium amount is based on a number of factors, including, but not limited to, the Selected Face Amount and the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium is an amount equal to 3 times the sum of the monthly charges for the first month.
After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Surrender Value to keep the policy In Force, there is no required schedule for premium payments. You should review the Premium Flexibility section of the prospectus for additional important information.
When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions, which are completed as part of the policy application.
Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Electrum Select policies. Currently, the Electrum Select segment is divided into over 100 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see Appendix A: Funds Available Under the Policy.
Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company's financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.
Payment of insufficient premiums may result in the policy lapsing. There is no guarantee that the policy will remain In Force as a result of making Planned Premium payments.

Federal regulations, such as the Internal Revenue Code of 1986, as amended (IRC), place restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. Regardless whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy.
What are the primary features and options that the Electrum Select Policy offers?
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Choice of Death Benefit Options. The policy offers a choice of one of three death benefit options, a Level Option, Return of Account Value Option and Return of Premium Option. Please see the “Death Benefit” sections in this Summary Prospectus and the prospectus for more information.

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Base Selected Face Amount Changes. You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If the policy’s Account Value (or Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Base Selected Face Amount, a premium payment may be required.

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Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•
Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Surrender Value (Account Value less any Policy Debt). You may also withdraw a part of the Surrender Value. A withdrawal reduces the policy values, may reduce the Base Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•
Loans. You may take a loan on the policy at any time while the Insured is living. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•
Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.
•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.
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Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” sections of the Summary Prospectus and the prospectus.

Death Benefit
How is the death benefit calculated? How is the death benefit paid? Can I change the death benefit and how much is payable under the death benefit?
When you apply for the policy, you must select one of three available death benefit options:
•	Death Benefit Option 1 – the death benefit is the greater of:
○	the Base Selected Face Amount in effect on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
•	Death Benefit Option 2 – the death benefit is the greater of:
○	the sum of the Base Selected Face Amount in effect on the date of death, plus the Account Value on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
•	Death Benefit Option 3 – the death benefit is the greatest of:
○	the sum of the Base Selected Face Amount in effect on the date of death, plus the sum of all premiums paid, less withdrawals; or
○	the Base Selected Face Amount in effect on the date of death; or
○	the Minimum Death Benefit in effect on the date of death.
The minimum death benefit is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.
Under the Cash Value Accumulation Test, the minimum death benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s: (1) gender; (2) Attained Age; and (3) tobacco use risk classification. Under the Guideline Premium Test, the minimum death benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured. The death benefit factors are shown in your policy.
Death benefit proceeds under any option will be reduced by any outstanding Policy Debt, plus or minus any unearned or unpaid monthly deductions. We calculate the death benefit as of the date of the Insured’s death.
We will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office. We will pay the death benefit in a lump sum.
You may change the death benefit option if the Insured is alive, subject to our guidelines regarding proof of insurability.
Beginning six months after the Policy Date, you may increase or decrease the Base Selected Face Amount of the policy. If you change your Base Selected Face Amount, your policy charges will change accordingly. If the policy’s Account Value less surrender charges (or Net Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Base Selected Face Amount, you may be required to pay an additional premium.
To increase the policy Base Selected Face Amount, you must send to our Administrative Office a written application and evidence the Insured is still insurable. The increase in Base Selected Face Amount must be at least $5,000 and cannot be made after the Insured’s Attained Age 80. You may not decrease the Base Selected Face Amount to less than the minimum Face Amount ($25,000).

Other Benefits Available Under the Policy
Are there other benefits I can select that will affect how much money my designated beneficiaries or I will receive under the policy, or otherwise will affect my rights under the policy? What are the features, costs, and any limitations associated with these other benefits?
In addition to the death benefit associated with your policy, other standard and optional benefits also may be available to you. The purposes, fees, and restrictions/limitations of these additional benefits are briefly summarized in the following table.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents policy lapse due to Policy Debt by providing a guaranteed paid-up insurance benefit	Standard if the policy was issued using the Guideline Premium Test.
Requirements:
• Policy In Force and at or past 15th Policy Anniversary.
• Insured at least Attained Age 75.
• Account Value at least $100,000.
• Non-loaned Account Value must be sufficient to pay rider charge (if not, Owner required to repay Policy Debt to exercise rider).
• Policy issued under Guideline Premium Test.
• Policy is not and upon exercise of rider will not become a MEC.
• Policy Debt exceeds specified percentage of Account Value.
• Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:
• Change to Option 1 death benefit if not already selected.
• Total Selected Face Amount equals minimum death benefit.
• Loaned Account Value earns interest at loan interest rate.
• Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.
• All other riders terminate.
• No additional premiums allowed.
• No further policy loans or repayments.
• No further policy changes, transfers, and withdrawals allowed.
• Death benefit adjusted and may be reduced to minimum death benefit.

Supplemental Monthly Term Insurance Rider	Provides monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.	Optional
• The Base Selected Face Amount must be at least $25,000.
• Term Rider Selected Face Amount may not exceed ten times the Base Selected Face Amount.
• Requesting increase in Term Rider Selected Face Amount may require additional evidence of insurability.

Cash Surrender Value Enhancement Rider	Provides for the payment of an increased Cash Surrender Value when there is a complete surrender of the policy. The additional Surrender Value equals a partial return of charges assessed on the policy	Optional
• Must be selected at issue.
• Enhanced payment not available on surrender during Free Look Period or on surrender that qualifies as Section 1035 exchange.
• Percentage used in enhanced payment calculation generally declines after first Policy Year and declines to zero at the beginning of the eleventh Policy Year.
• Electing the Supplemental Monthly Term Insurance Rider will reduce the enhanced payment under the rider.

Automated Account Re-balancing Program	Automatically rebalances Separate Account Divisions and GPA to maintain specified percent allocation of Account Value	Optional	• Can change allocation percentages only once each Policy Year. • Cannot use with Automated Account Transfer Program. • Allocations to the GPA may only be reduced up to 25% once every Policy Year.
Automated Account Value Transfer Program	Automatically transfers a specific amount of Account Value from a single Separate Account Division to other Divisions or the GPA monthly.	Optional	• Cannot use with the Automated Account Re-balancing Program.

Purchasing a Policy
How do I purchase the Electrum Select Policy?
To purchase a policy you must send us a completed application. The minimum Initial Base Selected Face Amount of a policy is currently $25,000. The Policy Owner selects, within our limits, the Base Selected Face Amount. The Base Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is in force.
The Initial Base Selected Face Amount is the Base Selected Face Amount on the Policy Date. It is listed on the first page of your policy. The “Policy Date” is the date used as the starting point for determining Policy Anniversary dates, Policy Years and Monthly Calculation Dates. Your “Policy Anniversary” is the anniversary of the Policy Date.
We determine whether to accept or reject the application for the policy and the Insured’s risk classification. The policy’s Issue Date is the date we actually issue the policy. Coverage under the policy becomes effective on the policy’s Issue Date.
How do I determine and make my first premium payment?
Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium is an amount equal to 3 times the sum of the monthly charges for the first month.
You must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your policy.
How do I make premium payments after I have made the initial premium payment?
When you apply for the policy, you select (within certain limitations) the planned premium amount and the payment frequency. We call this premium your Planned Premium. Your election of a Planned Premium forms the basis for the premium bills we send you. You may change the amount of your Planned Premium at any time.
The amount of your Planned Premium will depend on:
•	the Base Selected Face Amount of the policy;
•	the Insured’s age;
•	the Insured’s gender;
•	the Insured’s tobacco use classification; and
•	the amount of the first premium paid.
There is no penalty if you do not pay the Planned Premium; however, the policy may lapse if there is not sufficient Account Value from which to deduct the monthly charges.
If a Planned Premium payment is not made, the policy will not necessarily terminate. Conversely, making Planned Premium payments does not guarantee the policy will remain in force. Even if you pay Planned Premiums, the policy will terminate if the Account Value becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.
How Your Policy Can Lapse
Can my policy lapse?
Yes. The policy will terminate upon the occurrence of any of the following events:
•	the Insured dies;
•	the policy has been fully surrendered for its Surrender Value;
•	the Policy Debt Limit is reached; or
•	the Grace Period ends, and we have not received the amount of premium necessary to keep the policy in force.

The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.
What happens to my policy if it lapses?
We will not terminate your policy for failure to pay premiums. However, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly charges, your policy will then enter a Grace Period.
Does the Policy offer any protections against my policy lapsing?
Before your policy terminates, we allow a Grace Period during which you must pay the amount of premium needed to avoid Policy Termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the policy.
The Grace Period begins on the date the monthly charges are due. It ends on the later of:
•	61 calendar days after the date the Grace Period begins, or
•	31 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.
For policies issued in the District of Columbia, the Grace Period ends 61 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.
During the Grace Period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the Insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.
If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value.
Can my policy be reinstated after a lapse?
For a period of three years (or longer if required by state law) after termination of the policy, you may be able to reinstate the policy during the Insured’s lifetime. We will not reinstate the policy if it has been surrendered for its Surrender Value.
Before we reinstate the policy, we must receive:
•	A completed application to reinstate on our administrative form;
•	A premium payment that will produce an Account Value equal to three times the total monthly charges for the policy on the Monthly Calculation Date on or next following the date of reinstatement;
•	Evidence of insurability satisfactory to us; and
•	If applicable, a signed acknowledgement that the policy will become a MEC.
If you reinstate your policy, your Base Selected Face Amount will be the same as if the policy had not terminated. The policy will be reinstated on the Valuation Date that is on or next follows the later of (i) the date we approve your application; and (ii) the date we receive the premium required to reinstate the policy. We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your Account Value at reinstatement will be the premium paid at the time, reduced by any applicable premium load charges and any monthly charges then due. We do not reinstate Policy Debt.
If you reinstate your policy, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless reinstatement occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences resulting from lapse with Policy Debt be reversed.

Surrendering Your Policy or Making Withdrawals:
Accessing the Money in Your Policy
Can I cancel my policy?
You may surrender your policy for its Surrender Value at any time while the policy is in force and the Insured is alive. The Surrender Value is equal to:
•	the Account Value; less
•	any outstanding Policy Debt.
There is no surrender charge.
The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your surrender will be effective on the next Valuation Date.
We will normally pay any surrender amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
Can I make a withdrawal from my policy?
After the first Policy Year, you can withdraw value from your policy. You must send a Written Request in Good Order on our administrative form to our Administrative Office.
•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).
•	Maximum withdrawal amount. This amount is equal to:
○	90% of the Account Value; less
○	any outstanding Policy Debt; less
○	an amount equal to (i) the most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary Date.
Example:
Your policy has $2,000 of Account Value, $500 of Policy Debt and your most recent monthly charge was $100. Assume there are two Monthly Calculation Dates left until the next Policy Anniversary Date. Your maximum withdrawal amount will be $1,000 ((90% x $2,000) – $500 – (3 x $100)).
You must specify in your request the investment options from which you want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the non-loaned portion of the GPA. The withdrawal amount from each Separate Account Division and the GPA may not exceed the non-loaned Account Value allocated to each as of the date of the withdrawal.
We deduct a withdrawal charge of 2% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your Account Value by the amount of the withdrawal, including the withdrawal charge.
If necessary, we will reduce your Base Selected Face Amount upon withdrawal to prevent an increase in the Insurance Risk, unless you provide us with satisfactory evidence of insurability.
Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Withdrawal requests will be effective on the Valuation Date we receive the Written Request in Good Order at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section.
Additional Information about Fees
The following tables describe the fees and expenses that you will pay when buying, owning, or making withdrawals from the policy. Please refer to your policy’s specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time you buy the policy, make withdrawals from the policy, or transfer Account Value between investment options. We do not charge a surrender charge.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge	When you pay premium	Maximum:	10% of each premium payment
Current:
		Below Target(1):	6.55% of each premium payment
		At Target(1):	0.50% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy	Maximum:	2% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Fees	Upon each transfer after the first 12 transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Substitute Insured Charge	If Policy Owner elects to substitute a new Insured	Maximum:	$75
		Current:	$75
(1)
The “Target” premium for a policy establishes a threshold for a policy’s premium loads. If you pay premiums that are below the Target premium, your premium loads will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target premium. We set the Target premium on the policy’s Issue Date. The amount of the Target Premium depends on: (i) the Initial Base Selected Face Amount of the policy; (ii) the Insured’s issue age; (iii) the Insured’s gender; and (iv) the Insured’s tobacco use classification. A table showing the Target Premiums at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years can be found in the “Premiums” section.

The next table describes the fees and expenses that you will pay periodically, during the time that you own the policy, other than Fund fees and expenses.
Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$23.98 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk, Death Benefit Option 1(3)	$0.04 per $1,000 of Insurance Risk
Base Face Amount Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
		Current:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
Mortality & Expense Risk Fees(4)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	1.10% of the policy’s Variable Account Value
Current:
		Policy Years 1–10:	0.60% of the policy’s Variable Account Value
		Policy Years 11+:	0.50% of the policy’s Variable Account Value
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9.00 per month
		Current:	$5.00 per month
Loan Interest Rate Expense Charge(5)	Increases the interest we charge on the loaned value. We charge loan interest daily.	Maximum:	3.00% of loaned amount
Current:
		Policy Years 1–10:	1.00% of loaned amount
		Policy Years 11+:	0% of loaned amount

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Overloan Protection Rider	Once, when you exercise the rider	Maximum:	3.71% of Account Value(6)
		Minimum:	1.02% of Account Value(6)
		Representative Insured: Age 80	3.19% of Account Value(6)
Supplemental Monthly Term Insurance Rider (Cost of Insurance Charge)(1)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$31.33 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk(3)	$0.04 per $1,000 of Insurance Risk
Supplemental Monthly Term Insurance Rider (Face Amount Charge)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of amount of monthly term insurance
		Current:	$0.025 per $1,000 of amount of monthly term insurance
Cash Surrender Value Enhancement Rider
• Base Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
• Term Rider Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment

(1)
These cost of insurance charge rates may not be representative of the rates that a typical Policy Owner will pay. These rates may vary by a number of factors, including but not limited to, the Insured’s issue age, Policy Year, tobacco use classification and risk classification. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 665-2654.

(2)
The maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued on a unisex basis, the maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, 80% Male and Smoker Distinct Table.

(3)	The rates shown for “representative insured” are first year rates only.
(4)
The monthly Mortality & Expense Risk Fee is deducted from the then current Account Values in the Separate Account Divisions. This charge will be determined by multiplying one-twelfth of the Mortality & Expense Risk Charge Percentage by the Account Values in the Separate Account Divisions.

(5)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

(6)	The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age.
(7)
The maximum cost of insurance charge rates are based on 125% of the ultimate 2017 Commissioners' Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued on a unisex basis, the maximum cost of insurance charge rates are based on 125% of the ultimate 2017 Commissioners' Standard Ordinary (2017 CSO), Age-Last Birthday, 80% Male and Smoker Distinct Table.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses	Minimum	Maximum
Range of total annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.14%	1.66%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Appendix A
Funds Available Under the Policy
The following is a list of Funds available under the policy. The list of Funds is subject to change, as discussed in the prospectus for the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.MassMutual.com/Electrum-Select. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.30%	12.71%	10.86%	10.19%
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.63%	14.92%	9.88%	8.04%
Asset Allocation	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.66%	15.83%	10.48%	8.78%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.69%	16.76%	11.48%	9.40%
Asset Allocation	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.75%	18.15%	12.39%	10.09%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.16%	12.66%	10.27%
Asset Allocation	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.18%	12.65%	10.33%
Asset Allocation	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.17%	12.65%	10.33%
Asset Allocation	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.11%	—%	—%
Asset Allocation	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.22%	—%	—%
Asset Allocation	Fidelity® VIP Freedom 2065 PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.77%	19.16%	—%	—%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	Fidelity® VIP Freedom Income PortfolioSM (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.49%	10.38%	6.46%	4.87%
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	13.35%	10.72%	9.71%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.01%*	11.39%	9.41%	8.25%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.82%	10.93%	7.92%	7.24%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.79%	9.93%	7.22%	6.56%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.89%	12.76%	9.70%	8.84%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	10.54%	8.46%	7.79%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	0.22%	0.74%	0.37%
Fixed Income	American Century VP Inflation Protection Fund (Class II) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.72%	9.55%	4.64%	3.34%
Fixed Income	American Funds Insurance Series® American High-Income Trust (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.58%*	7.94%	8.40%	5.74%
Fixed Income	American Funds Insurance Series® Capital World Bond Fund® (Class 1)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.48%*	10.17%	5.35%	3.30%
Fixed Income	American Funds Insurance Series® The Bond Fund of America® (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.46%*	9.68%	5.00%	4.08%
Fixed Income	American Funds Insurance Series® U.S. Government Securities Fund® (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.48%*	9.74%	3.75%	3.28%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	BlackRock High Yield V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.58%*	7.27%	7.85%	6.57%
Fixed Income	BlackRock Total Return V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Advisers: BlackRock International Limited and BlackRock (Singapore) Limited	0.52%*	8.91%	4.79%	4.37%
Fixed Income	DFA VA Global Bond Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.24%	1.46%	2.24%	2.46%
Fixed Income	DFA VIT Inflation-Protected Securities Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.14%	11.72%	5.22%	—%
Fixed Income	Eaton Vance VT Floating-Rate Income Fund (ADV Class) Adviser: Eaton Vance Management Sub-Adviser: N/A	0.95%	2.26%	4.49%	3.59%
Fixed Income	Fidelity® VIP Bond Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.37%	7.26%	—%	—%
Fixed Income	Franklin Strategic Income VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	1.00%*	3.43%	4.30%	3.74%
Fixed Income	Goldman Sachs Core Fixed Income Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.68%*	9.40%	4.61%	4.09%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.91%*	3.40%	4.40%	3.61%
Fixed Income	MFS® Government Securities Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.58%*	6.38%	3.29%	2.88%
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP	0.62%	3.91%	4.35%	0.00%
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.82%*	5.56%	7.61%	7.06%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.60%*	11.11%	5.22%	3.83%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.43%	7.71%	4.84%	4.10%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.56%	1.55%	2.57%	2.27%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.62%	8.79%	4.56%	3.72%
Fixed Income	PIMCO Emerging Markets Bond Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.20%	6.60%	7.64%	5.22%
Fixed Income	PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.93%	10.12%	4.82%	2.72%
Fixed Income	PIMCO High Yield Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.93%	5.75%	7.20%	6.04%
Fixed Income	PIMCO Long-Term U.S. Government Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.75%	17.39%	7.33%	7.31%
Fixed Income	PIMCO Real Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.84%	11.71%	5.25%	3.63%
Fixed Income	PIMCO Total Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.69%	8.65%	4.75%	3.93%
Fixed Income	T. Rowe Price Limited-Term Bond Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	0.50%*	4.71%	2.52%	1.77%
Fixed Income	Templeton Global Bond VIP Fund (Class 1) Adviser: Franklin Advisors, Inc. Sub-Adviser: N/A	0.49%*	-5.07%	0.91%	1.81%
Fixed Income	Vanguard VIF High-Yield Bond Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.26%	5.67%	7.21%	6.38%
Fixed Income	Vanguard VIF Short-Term Investment-Grade Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.14%	5.49%	3.39%	2.73%
Balanced	MML Blend Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.47%	12.87%	10.57%	10.06%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced	TOPS® Aggressive Growth ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	12.92%	11.74%	—%
Balanced	TOPS® Balanced ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	8.62%	7.53%	—%
Balanced	TOPS® Conservative ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.35%	7.23%	5.90%	—%
Balanced	TOPS® Growth ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	11.92%	10.76%	—%
Balanced	TOPS® Moderate Growth ETF Portfolio (Class 1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.29%	10.83%	9.34%	—%
Balanced	Vanguard VIF Balanced Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.20%	10.68%	10.76%	9.88%
Large Cap Value	American Funds Insurance Series® Washington Mutual Investors FundSM (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.52%*	8.79%	10.88%	10.91%
Large Cap Value	BlackRock Basic Value V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.73%*	3.43%	8.60%	9.15%
Large Cap Value	DFA VA U.S. Large Value Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Adviser: N/A	0.27%	-1.38%	9.06%	10.43%
Large Cap Value	Invesco V.I. Comstock Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.76%	-0.85%	8.57%	9.46%
Large Cap Value	MFS® Value Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.71%*	3.48%	10.14%	10.85%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.45%	3.03%	8.77%	9.34%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	1.34%	9.91%	9.28%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	0.78%*	2.67%	8.06%	9.07%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.70%	3.03%	9.13%	9.54%
Large Cap Value	Vanguard VIF Diversified Value Portfolio Advisers: Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC Sub-Adviser: N/A	0.28%	11.78%	10.29%	10.60%
Large Cap Value	Vanguard VIF Equity Income Portfolio Advisers: Wellington Management Company LLP and The Vanguard Group, Inc. Sub-Adviser: N/A	0.30%	3.25%	10.45%	11.62%
Large Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.55%	13.55%	14.00%	12.92%
Large Cap Blend	Fidelity® VIP Contrafund® Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.61%	30.57%	16.19%	13.52%
Large Cap Blend	Fidelity® VIP Index 500 Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.20%	18.13%	14.97%	13.66%
Large Cap Blend	Fidelity® VIP Total Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.37%	19.98%	—%	—%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.71%	0.14%	7.61%	9.99%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%*	13.94%	12.59%	12.29%
Large Cap Blend	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1) Adviser: J.P. Morgan Investment Management Inc. Sub-Adviser: N/A	0.76%	25.26%	16.01%	14.27%
Large Cap Blend	MFS® Blended Research® Core Equity Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.45%	15.34%	12.48%	12.64%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.87%	12.76%	16.40%	0.00%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.82%	20.02%	16.47%	0.00%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Growth & Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.57%	14.51%	14.05%	12.86%
Large Cap Blend	Vanguard VIF Capital Growth Portfolio Adviser: PRIMECAP Management Company Sub-Adviser: N/A	0.34%	17.47%	15.96%	14.97%
Large Cap Growth	Fidelity® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.72%	43.75%	21.19%	17.14%
Large Cap Growth	Invesco V.I. American Franchise Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	42.35%	19.56%	15.32%
Large Cap Growth	MFS® Growth Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.73%	31.86%	20.28%	16.80%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.03%	51.41%	22.23%	16.34%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	34.40%	19.57%	17.51%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.72%	31.78%	17.72%	14.51%
Large Cap Growth	Vanguard VIF Growth Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.41%	43.09%	19.96%	17.10%
Small/Mid-Cap Value	Delaware VIP® Small Cap Value Series Portfolio (Service Class) Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited	1.08%	-2.18%	8.74%	8.38%
Small/Mid-Cap Value	DFA VA U.S. Targeted Value Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Adviser: N/A	0.38%	3.98%	8.45%	9.35%
Small/Mid-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	0.93%	5.19%	10.77%	9.20%
Small/Mid-Cap Value	Goldman Sachs Mid Cap Value Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.84%*	8.40%	9.99%	9.36%
Small/Mid-Cap Value	MFS® Mid Cap Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.81%	3.87%	9.72%	10.84%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	1.71%	9.48%	10.59%
Small/Mid-Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.06%	9.16%	12.04%	9.66%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.81%	4.65%	8.73%	9.11%
Small/Mid-Cap Blend	BlackRock Small Cap Index V.I. Fund (Class III) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.47%*	19.53%	12.78%	10.60%
Small/Mid-Cap Blend	BNY Mellon MidCap Stock Portfolio (Service Shares) Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: N/A	1.12%	7.85%	7.63%	9.75%
Small/Mid-Cap Blend	Fidelity® VIP Extended Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.38%	16.19%	—%	—%
Small/Mid-Cap Blend	Goldman Sachs Small Cap Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.81%*	8.58%	11.23%	10.63%
Small/Mid-Cap Blend	Invesco V.I. Small Cap Equity Fund (Series I) Adviser: Invesco Advisors, Inc. Sub-Adviser: N/A	0.96%	27.24%	11.82%	10.15%
Small/Mid-Cap Blend	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Adviser: J.P. Morgan Investment Management, Inc. Sub-Adviser: N/A	0.84%	13.69%	11.56%	11.27%
Small/Mid-Cap Blend	Lord Abbett Series Mid Cap Stock Portfolio (Class VC) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.18%	2.50%	5.83%	7.40%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	20.70%	13.14%	12.35%
Small/Mid-Cap Growth	American Century VP Capital Appreciation Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.93%*	42.46%	18.14%	13.67%
Small/Mid-Cap Growth	Goldman Sachs Growth Opportunities Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.98%*	44.31%	18.96%	14.29%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%*	40.69%	19.40%	15.92%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.81%	25.57%	16.43%	14.80%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08%*	35.62%	19.13%	14.43%
International/Global	American Century VP International Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	1.00%*	25.88%	11.19%	7.76%
International/Global	American Funds Insurance Series® Capital World Growth and Income Fund (Class 1A)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.68%*	8.78%	11.86%	9.74%
International/Global	American Funds Insurance Series® Global Growth Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.56%	30.78%	16.54%	13.14%
International/Global	American Funds Insurance Series® Global Small Capitalization Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.74%	30.05%	14.71%	9.70%
International/Global	American Funds Insurance Series® International Growth and Income Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.68%	6.24%	8.19%	5.69%
International/Global	American Funds Insurance Series® New World Fund (Class 1)** Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.59%*	23.89%	13.61%	6.80%
International/Global	Delaware VIP® Emerging Markets Series (Service Class) Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited	1.53%*	24.69%	15.33%	4.82%
International/Global	DFA VA International Small Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.57%	9.41%	8.46%	6.82%
International/Global	Fidelity® VIP International Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.42%	10.34%	—%	—%
International/Global	Fidelity® VIP Overseas Portfolio (Initial Class) Adviser: Fidelity Management & Research Company Sub-Advisers: FMR Co. Inc. and FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.79%	15.61%	9.25%	6.82%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global	Franklin Mutual Global Discovery VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	1.22%	-4.46%	5.14%	6.27%
International/Global	Goldman Sachs International Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.87%*	6.81%	5.46%	4.54%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00%*	21.50%	9.25%	7.87%
International/Global	Invesco V.I. Global Fund (Series I)** Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.77%*	27.64%	14.84%	11.64%
International/Global	Invesco V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.92%	14.00%	8.82%	6.72%
International/Global	MFS® International Intrinsic Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.90%*	20.52%	12.69%	11.14%
International/Global	MML American Funds International Fund (Service Class I)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.28%	13.44%	10.22%	6.20%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.88%*	5.93%	4.48%	3.70%
International/Global	MML Global Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.05%	13.70%	12.18%	10.55%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Harris Associates L.P. and Massachusetts Financial Services Company	1.00%*	5.37%	7.15%	0.00%
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.35%*	17.55%	13.03%	2.38%
International/Global	Vanguard VIF International Portfolio Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. Sub-Adviser: Schroder Investment Management North America Ltd.	0.38%	57.58%	21.29%	12.10%
Specialty	Delaware Ivy VIP Asset Strategy (Class II)(4)** Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited	1.02%	13.88%	8.61%	6.15%

Fund Type	Fund and Adviser/ Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty	Delaware Ivy VIP Science and Technology (Class II)(4)** Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited	1.16%	35.36%	20.80%	17.09%
Specialty	Fidelity® VIP Real Estate Portfolio (Service Class)(4) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.76%	-6.61%	3.42%	7.56%
Specialty	Invesco V.I. Global Real Estate Fund (Series I)(4) Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.04%	-12.32%	3.15%	4.96%
Specialty	MFS® Global Real Estate Portfolio (Initial Class)(4) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.92%*	1.49%	8.84%	8.42%
Specialty	MFS® Utilities Series (Initial Class)(4) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.79%	5.90%	11.37%	9.20%
Specialty	MML Managed Volatility Fund (Initial Class)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.06%	6.68%	5.16%	5.89%
Specialty	PIMCO All Asset Portfolio (Administrative Class)(4) Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliate, LLC	1.28%*	8.01%	7.95%	4.65%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)(4) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.34%*	1.23%	2.54%	-5.49%
Specialty	Vanguard VIF Real Estate Index Portfolio(4) Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.26%	-4.85%	5.66%	8.60%
(1)
These are fund-of-fund investment choices. They are known as fund-of-funds because they invest in other underlying funds. A Fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

(2)
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee that it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yields in the Divisions that invest in this Fund could be negative.

(3)
The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A Fund offered in a master-feeder structure may have higher expenses that than those of a Fund that invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectus for more information about this “feeder” fund.

(4)
Specialty funds are an all-encompassing category that consists of funds that forego broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

*
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for policy Owners and will continue past the current year.

**	Prior to May 1, 2021, known as American Funds Insurance Series Global Growth and Income Fund
Prior to May 1, 2021, known as American Funds Insurance Series Bond Fund
Prior to May 1, 2021, known as American Funds Insurance Series U.S. Government/AAA-Rated Securities Fund

Prior to May 1, 2021, known as American Funds Insurance Series Blue Chip Income and Growth Fund
Prior to July 1, 2021, known as Ivy VIP Asset Strategy
Prior to July 1, 2021, known as Ivy VIP Science and Technology Portfolio
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Total Return Bond Fund
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Global Strategic Income Fund
Prior to April 30, 2021 known as Invesco Oppenheimer V.I. Main Street Fund®

This Summary Prospectus incorporates by reference the C.M. Life Electrum SelectSM Policy’s statutory prospectus and Statement of Additional Information (SAI), both dated December 22, 2021, as amended or supplemented. The SAI includes additional information about the C.M. Life Variable Life Separate Account I. The SAI may be obtained, free of charge, upon request. You may request a copy of the SAI by phone or by email as described on the Front Cover Page of this Summary Prospectus.
EDGAR Contract Identifier: C000232693